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                                                                     EXHIBIT 4.3

THIS INDENTURE dated as of October 11, 2001

BETWEEN:

(1) AEGON Funding Corp., a corporation duly organized and existing under the laws of the State of Delaware ("AEGON Funding");

(2) AEGON Funding Corp. II, a corporation duly organized and existing under the laws of the State of Delaware ("AEGON Funding II");

(3) AEGON N.V., a corporation duly organized and existing under the laws of The Netherlands, having its principal office at Mariahoeveplein 50, 2591 TV, The Hague, The Netherlands ("AEGON N.V."); and

(4) CITIBANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (the "Trustee").

RECITALS

Each of AEGON N.V., AEGON Funding and AEGON Funding II has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

AEGON N.V. indirectly owns beneficially and of record 100% of the share capital of AEGON Funding and AEGON Funding II; AEGON N.V. has duly authorized the execution and delivery of this Indenture to provide for the Parent Guarantee (as defined herein) with respect to the Securities of AEGON Funding and AEGON Funding II set forth in this Indenture. For purposes of this Indenture, the "Company" means either AEGON N.V., AEGON Funding or AEGON Funding II, as the case may be, in its capacity as issuer of the Securities. For the purposes of this Indenture, "Parent Guarantor" means AEGON N.V. in its capacity as issuer of the Parent Guarantee.

All things necessary to make this Indenture a valid and legally binding agreement of AEGON N.V., AEGON Funding and AEGON Funding II, in accordance with its terms, have been done.

NOW, THEREFORE:

The parties hereto hereby agree as follows, for the equal and proportionate benefit of all Holders of the Securities or of series thereof:

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

101. Definitions

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either
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          directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by AEGON N.V. at the date of this instrument;

     (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

     (5)  the word "including" means "including, without limitation"; and

     (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder, has the meaning specified in
     Section 104.

     "Additional Amounts" has the meaning specified in Section 1006.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

     "Average Price Per Share" means (a) for New York Shares for any day the average of the opening and closing prices per Common Share (i) on the New York Stock Exchange as reported on the composite tape, or, if the New York Shares are not listed or admitted to trading on the New York Stock Exchange, on the principal (as determined by AEGON N.V.'s Board of Directors) U.S. national securities exchange on which the New York Shares are listed or admitted to trading, or (ii) if not listed or admitted to trading on any national securities exchange on the National Association of Securities Dealers Automated Quotations National Market System, or, if the New York Shares are not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the opening and closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by AEGON N.V. for that purpose, and (b) for Ordinary Shares for any day the average of the first and last sale prices per Common Share on Euronext Amsterdam or, in the event that the Ordinary Shares are quoted on Euronext Amsterdam on one or more lines, the average of the first and last reported sale prices on all such lines, in each case as reported in the Officiele Prijscourant for that date, or in the absence of such price, as certified by ABN AMRO Bank N.V. or such other reputable independent bank in Amsterdam as selected by AEGON N.V. or (c) for either New York Shares or Ordinary Shares such other average as may be specified with respect to a given series of Securities pursuant to Section 301.

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     "Board of Directors" means either the board of directors of AEGON Funding or AEGON Funding II or the Executive Board of AEGON N.V., as applicable, or any duly authorized committee thereof or nominated thereby.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Parent Guarantor, as applicable, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Cash Dividend" has the meaning specified in Section 1504.

     "Cash Option" means the option of AEGON N.V., upon notice of conversion, to pay Holders the Cash Option Amount in lieu of delivering Common Shares.

     "Cash Option Amount" means an amount in U.S. dollars, or any other currency or currencies as specified pursuant to Section 301, equal to the Average Price per Share on, unless otherwise specified pursuant to Section 301, the five Stock Exchange Trading Days up to and including the Conversion Date multiplied by the number of Common Shares the Holder would have been entitled to upon conversion had AEGON N.V. not exercised its Cash Option.

     "Closing Price" on any day means the official closing price per Common Share quoted on the New York Stock Exchange for such day.

     "Commission" means the U.S. Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Shares" means the common shares, par value 0.12 euros per common share, of AEGON N.V., as designated on the date hereof, and all shares resulting from any reclassification of such common shares.

     "Company" means each Person named as the "Company" in the recitals to this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Conversion Agent" has the meaning specified in Section 1002.

     "Conversion Date" has the meaning specified in Section 1503.

     "Conversion Price" means the price at which the Convertible Securities shall be convertible into Common Shares, such price to be established pursuant to Section 301 and to be subject to adjustment as provided in
     Section 1504.

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     "Conversion Shares" has the meaning specified in Article Fifteen.

     "Convertible Securities" means any series of Securities of AEGON N.V. designated as convertible or exchangeable pursuant to Section 301.

     "Corporate Trust Office" means the principal office of the Trustee in New York, NY at which at any particular time its corporate trust business shall be administered.

     "corporation" means a corporation, association, company, joint-stock company or business trust.

     "Covenant Defeasance" has the meaning specified in Section 1303.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Defeasance" has the meaning specified in Section 1302.

     "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

     "Effective Date" means (i) in the case of a dividend or distribution on Common Shares in the form of Common Shares which dividend or distribution permits the recipient to elect between cash and Common Shares, the date on which the Common Shares are issued in connection with such dividend or distribution, (ii) the date on which Common Shares will trade on the New York Stock Exchange excluding the relevant right or entitlement relating to an event giving rise to an adjustment of the Conversion Price, (iii) if (i) and (ii) are not applicable, the date on which the relevant event is announced by the Company or, if no such announcement is made, the date the relevant issue is made.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 104.

     "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness" means all indebtedness for money borrowed that is created, assumed, incurred or guaranteed in any manner or for which the Company is otherwise responsible or liable.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

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     The term "Indenture" shall also include the terms of particular series of
     Securities established as contemplated by Section 301.

     "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Market Price" on any day means the Average Price Per Share for the ten consecutive Stock Exchange Trading Days ending on the earlier of such day and the Stock Exchange Trading Day immediately preceding the Effective Date.

     "Maturity", when used with respect to any Security, means the date, if any, on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section 501(4) or 501(5).

     "New York Shares" means Common Shares registered on AEGON N.V.'s share registry in New York.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee for counsel for the Company.

     "Ordinary Shares" means Common Shares in bearer form or Common Shares registered on AEGON N.V.'s share registry in the Netherlands.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such

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          Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (3)  Securities as to which Defeasance has been effected pursuant to
          Section 1302; and

     (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause
     (A) or (B) above, of the amount determined as provided in such Clause), and
     (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Parent Guarantee" means the guarantee of the Parent Guarantor endorsed on a Security issued by AEGON Funding or AEGON Funding II and authenticated and delivered pursuant to this Indenture which guarantee shall be made as and to the extent provided in Article Sixteen.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

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     "Predecessor Security" of any particular Security means every previous
     Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer", when used with respect to the Trustee, means any vice president, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

     "Securities" has the meaning stated in the recital to this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Debt" means the principal of (and premium, if any) and interest on any Indebtedness of the Company currently outstanding or to be issued hereafter unless such Indebtedness by the terms of the instrument by which it is created or evidenced, is Subordinated Indebtedness.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Stock Exchange Trading Day" means a day that the New York Stock Exchange and the Euronext Amsterdam exchange are open for trading.

     "Subordinated Indebtedness" means any Indebtedness of the Company the right to payment of which is, or is expressed to be, or is required by any present or future agreement of the Company to be, subordinated to other indebtedness in the event of bankruptcy, dissolution, winding-up or liquidation of the Company.

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     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Total Current Dividend" has the meaning specified in Section 1504.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S. Government Obligation" has the meaning specified in Section 1304.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

102. Compliance Certificates and Opinions

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

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103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

104. Acts of Holders; Record Dates

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of registered Securities shall be proved by the Security Register, and the ownership of unregistered Securities, if any, shall be determined in the manner set forth in the Board Resolution or supplemental indenture relating to any series of unregistered Securities.

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     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company shall cause notice of such record date, the proposed action and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
     Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee shall cause notice of such record date, the proposed action and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

105. Notices, Etc., to Trustee and Company

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee by any Holder or by the Company or the Parent Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via fax or electronic mail) to or with the Trustee at its Corporate Trust Office, Attention:
          Citibank Agency & Trust, or

     (2) the Company or the Parent Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Parent Guarantor, as the case may be, addressed to it at the address of its principal office or at any other address specified for that purpose previously furnished in writing to the Trustee by the Company or the Parent Guarantor, as the case may be, and not theretofore superceded.

106. Notice to Holders; Waiver

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

107. Conflict with Trust Indenture Act

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

108. Effect of Headings and Table of Contents

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

109. Successors and Assigns

     All covenants and agreements in this Indenture by the Company, and, if applicable, the Parent Guarantor, shall bind its and their successors and assigns, whether so expressed or not.

110. Separability Clause

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

111. Benefits of Indenture

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


112. Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect (and without accrual or payment of additional interest) as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

114. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

     By the execution and delivery of this Indenture, the Parent Guarantor (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed the Company as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities, the Parent Guarantees or this Indenture that may be instituted in the Federal or State court in the Borough of Manhattan, The City of New York or brought under

     Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as a trustee hereunder), and acknowledges that the Company has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and
     (iii) agrees that service of process upon the Company and written notice of said service to it (mailed or delivered to its Secretary at the address specified in the most recent address furnished in writing to the Trustee expressly for this purpose) shall be deemed in every respect effective service of process upon it in any such suit or proceeding.

     To the extent that the Parent Guarantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to itself or its property, the Parent Guarantor hereby waives such immunity in respect of its respective obligations under this Indenture, the Securities and the Parent Guarantees to the fullest extent permitted by law.

                                SECURITY FORMS

201. Forms Generally

     The Securities of each series, the Parent Guarantees, if applicable, to be endorsed thereon and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article or in one or more indentures supplemental hereto, or, in the case of the Securities, in such other form as shall be established by or pursuant to a Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities or Parent Guarantees, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The definitive Securities and Parent Guarantees, if applicable, to be endorsed thereon shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Parent Guarantees, as evidenced by their execution of such Securities or Parent Guarantees, as the case may be.

     In the case of Convertible Securities of any series that are convertible at the option of Holders into Common Shares, the form of election to convert shall be substantially in the form set forth in Section 301, or in such other form as shall be established by or pursuant to a Resolution or in one of more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may be imprinted or otherwise reproduced on the Convertible Securities of such series.

202. Form of Face of Security.

     [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

     ......................................

     ......................................

     CUSIP No. .........  [$] ........

     [.], a corporation duly organized and existing under the laws of [.] (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [.], or registered assigns, [if the Security is not perpetual, insert: the principal sum of [.] on [.]] [if the Security is to bear interest prior to Maturity, insert: and to pay interest thereon from [.] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [insert as applicable: annually, semi-annually or quarterly] on [insert appropriate interest payment dates: [.] and [.]] in each year, commencing [.], at the rate of [.]% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [.] or [.] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in [insert the places of payment] [.] in [insert the currency or currencies of payment] such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert: provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

     All payments in respect of the Security, including without limitation, payments of principal, [if the security is to bear interest prior to maturity insert: interest, if any,] and premium, if any, shall be made by the Company, or by the Parent Guarantor, as the case may be, without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of The Netherlands or the United States or any authority thereof (respectively, a "Netherlands Tax" and "United States Tax"). In the event that any such Netherlands Tax or United States Tax is so imposed or established, the Company or the Parent Guarantor shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Netherlands Tax or United States Tax shall equal the respective amounts of principal [if the Security is to bear interest prior to maturity insert: , interest and] premium, if any, which would have been receivable in respect of the Security in the absence of such payment, withholding or deduction; provided, however, that (a) the amounts with respect to the Netherlands Tax shall be payable only to Holders that are not residents in The Netherlands for purposes of its tax; and (b) amount with respect to United States Tax shall be payable only to a Holder that is, for United States tax purposes, a nonresident alien individual, a foreign corporation, or an estate or trust not subject to tax on a net income basis with respect to income on the Securities (a "United States Alien"), and provided further, that the issuer or guarantor shall not be required to make any payment of Additional Amounts for or account of:

     (1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) and The Netherlands or the United States (in the case of a Netherlands Tax or a United States Tax, respectively), or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or being or having been present or engaged in a trade or business therein or having or having had a permanent establishment therein;

     (2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

     (3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

     (4) with respect to any United States Tax, any such tax imposed by reason of the Holder's past or present status as a personal holding company, foreign personal holding company or foreign private foundation or similar tax-exempt organization with respect to the United States or as a corporation which accumulates earnings to avoid United States Federal income tax;

     (5) with respect to any United States Tax, any such Tax imposed by reason of such Holder's past or present status as (i) the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of AEGON Funding or AEGON Funding II or (ii) a controlled foreign corporation that is related to AEGON Funding or AEGON Funding II through stock ownership;

     (6) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, premium, if any, or any interest on, any Security, if such payment can be made without such withholding by any other paying agent;

     (7) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a declaration of nonresidence or other similar claim for exemption or presented any applicable form of certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including, with respect to any United States Tax, certification or documentation to the effect that such Holder or beneficial owner is a United States Alien and lacks other connections with the United States;

     (8) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of a Security (where presentations is required) for payment on the date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later; or

     (9)  any combination of items above;

     nor shall Additional Amounts be paid with respect to any payment of the principal of, or premium, if any, or any interest on any Security to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amount had it been the Holder of the Security.

     Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of [if the Security is to bear interest prior to maturity, insert: or interest on], or in respect of, any Security, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     [If the Security is an extendible security, insert: The Securities of this series are subject to repayment on [insert provisions with respect to repayment date or dates] at the option of the Holders thereof exercisable on or before [.], but not prior to the [.] preceding such [.], at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

In Witness Whereof, the Company has caused this instrument to be duly executed.
Dated:


 .......................................

By.....................................

Attest:

 .......................................

203. Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [.] (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company [if applicable, insert: , AEGON N.V., as Parent Guarantor (herein called the "Parent Guarantor"),] and [.], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company [if applicable, insert: , the Parent Guarantor,] the Trustee [, the holders of Senior Debt] and the Holders of the Securities and of the terms upon which the Securities and [if applicable, insert: the Parent Guarantees endorsed thereon] are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert: limited in aggregate principal amount to [.]].

     [If applicable insert: If at any time subsequent to the issuance of the Securities of this series as a result of any change in, or amendment to, the laws or regulations or rulings of The Netherlands or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any regulations or rulings or any amendment to or change in the application or official interpretation of such laws, regulations or rulings, the Company, or the Parent Guarantor, as the case may be, becomes, or will become, obligated to pay any Additional Amounts and such obligations cannot be avoided by the Company or, if applicable, the Parent Guarantor taking reasonable measures available to it, the Securities of this series will be redeemable as a whole (but not in part), at the option of the Company or the Parent Guarantor, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the Holders at their principal amount [if the Security is to bear interest prior to maturity, insert: together with accrued interest thereon, if any,] [if the Security is an Original Issue Discount Security, insert appropriate provision] (and any Additional Amounts payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). In order to effect a redemption of Securities of this series as described in this paragraph, the Company or, if applicable, the Parent Guarantor shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Company or, if applicable, the Parent Guarantor has or will become obligated to pay Additional Amounts as a result of such change or amendment. No notice of redemption may be given earlier than sixty (60) days prior to the earliest date on which the Company or, if applicable, the Parent Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Securities of this series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Company or, if applicable, the Parent Guarantor in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Company or, if applicable, the Parent Guarantor shall be obligated to make the payment or payments referred to therein to the Trustee.]

     [If applicable, insert: The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert: (1) on [.] in any year commencing with the year 20[.] and ending with the year 20[.] through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert: on or after, [.], 20[.], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert: on or before. [.], [.]%, and if redeemed] during the 12-month period beginning [.] of the years indicated,

Year            Redemption              Year               Redemption
                Price                                      Price

     and thereafter at a Redemption Price equal to [.]% of the principal amount, together in the case of any such redemption [if applicable, insert:
     (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert:    The Securities of this series are subject to
     redemption upon not less than 30 days' notice by mail, (1) on [.] in any year commencing with the year 20[.] and ending with the year 20[.] through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert: on or after, [.]], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning [.] of the years indicated,

Year                Redemption Price                  Redemption Price For
                    For Redemption                    Redemption Otherwise
                    Through Operation                 Than Through Operation
                    of the Sinking Fund               of the Sinking Fund

     and thereafter at a Redemption Price equal to [.]% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

     [If applicable, insert: Notwithstanding the foregoing, the Company may not, prior to [.], redeem any Securities of this series as contemplated by [if applicable, insert: Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than [.]% per annum.]

     [If applicable, insert: The sinking fund for this series provides for the redemption on [.] in each year beginning with the year 20[.] and ending with the year 20[.] of [if applicable, insert: not less than [.] ("mandatory sinking fund") and not more than] [.] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert: mandatory] sinking fund payments may be credited against subsequent [if applicable, insert: mandatory] sinking fund payments otherwise required to be made [if applicable, insert: , in the inverse order in which they become due].]

     [If the Security is subject to redemption of any kind, insert: In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable, insert paragraph regarding subordination of the Security.]

     [If applicable, insert: The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

     [If the Security is a Convertible Security convertible at the option of the Holder, insert: Subject to the provisions of the Indenture, the Holder hereof has the right, at his option at any time until 11:59 p.m. New York time on the fifth Business Day preceding the maturity date hereof (except that, in case this Convertible Security shall be called for redemption before maturity, such right shall terminate in respect of this Convertible Security at 11:59 p.m. New York time on the fifth Business Day preceding the date fixed for redemption of this Security unless AEGON N.V. shall default on payment due upon such redemption), to convert this Convertible Security (or any portion hereof which is $1,000 or an integral multiple thereof) into fully paid and nonassessable Common Shares of AEGON N.V. at the initial Conversion Price of [.] per Common Share, subject to such adjustment, if any, to the Conversion Price and the securities or other property issuable upon conversion as may be required by the provisions of the Indenture, but only upon surrender of this Convertible Security to the Trustee or to the Conversion Agent for surrender to AEGON N.V. in accordance with the instructions on file with the Conversion Agent, accompanied by a written notice of election to convert, which shall be substantially in the Form of Election to Convert contained in the Indenture, and (if required by AEGON N.V.) by an instrument or instruments of transfer, in form satisfactory to AEGON N.V. and the Conversion Agent, duly executed by the Holder or by his attorney duly authorized in writing.]

     [If the Security is a Convertible Security subject to mandatory conversion or conversion at the option of AEGON N.V., insert applicable provisions.]

     [If the Security is a Convertible Security convertible into Common Shares, insert: No payment or adjustment is to be made on conversion of this Convertible Security for interest accrued hereon or for dividends on Common Shares issued on conversion; provided, however, that if this Convertible Security is surrendered for conversion after the Regular Record Date for a payment of interest and on or before the Interest Payment Date, then, notwithstanding such conversion, the interest falling due to such Interest Payment Date will be paid to the person in whose name this Convertible Security is registered at the close of business on such Regular Record Date and any Convertible Security surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date. No fractional Common Shares shall be issuable upon any conversion, but in lieu thereof AEGON N.V. shall make an adjustment therefor in cash as provided in the Indenture.] [If the Cash Option applies, insert: AEGON N.V. may elect to pay a Cash Option Amount in lieu of delivering Common Shares.]

     [If the Security is not an Original Issue Discount Security, insert: If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

     [If the Security is an Original Issue Discount Security, insert: If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [insert formula for determining the amount.] Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and, if applicable, the Parent Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Parent Guarantor, if applicable, and the Trustee with the consent of the Holders of [a majority] in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and, if applicable, the Parent Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable [if applicable, insert: only] in registered form without coupons [if applicable, insert: or in bearer form] in denominations of [$1,000] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company, the Parent Guarantor, if applicable, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Parent Guarantor, if applicable, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

204. Form of Legend for Global Securities.

     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

     This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a registered Security, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

205. Form of Trustee's Certificate of Authentication.

     The Trustee's certificates of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.


Citibank, N.A.
As Trustee


By...............................
Authorized Signatory

Dated:...........................

206. Form of Election to Convert.

     The notice of conversion to be delivered by a Holder to the Conversion Agent in connection with the conversion of Convertible Securities of any series that are convertible into Common Shares shall be in substantially the following form, with such appropriate insertions, omissions, substitutions and other variations as are deemed necessary or appropriate by AEGON N.V. or the Trustee:

     Notice of Conversion

     The undersigned Holder of the Convertible Securities specified below hereby irrevocably exercises the option to convert such Convertible Securities, or the aggregate principal amount thereof specified below, into Common Shares of AEGON N.V., as indicated below, in accordance with the terms of the Convertible Securities and the Indenture dated as of October 11, 2001 (the "Indenture") between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and [.], as Trustee, and directs that (i) the Common Shares issuable and deliverable upon conversion be issued in the name of and delivered to the undersigned unless a different name has been indicated below or (ii) the Cash Option Amount be delivered if AEGON N.V. elects to exercise its Cash Option. AEGON N.V. shall cause any amounts due to the Holder to be paid as promptly as practicable. If Common Shares are to be issued in the name of a Person other than the undersigned, the undersigned has paid all transfer taxes payable with respect thereto. All capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture.

Dated:

 .......................................
Signature (for Conversion only)

Title of Convertible Securities:

Certificate Number(s)
(if applicable):

Aggregate Principal Amount Represented: (1)
Principal Amount to be Converted: (2)

(1) Unless otherwise specified, a Holder will be deemed to be converting the entire principal amount of the Convertible Securities delivered.

(2) Certificate registered in the name of the Holder will be issued in the principal amount of the Convertible Securities not converted, unless otherwise provided.

If Common Shares are to be received and are to be issued otherwise than to
Holder:

 .......................................
Please print name and address


If check for fractional Common Shares to be issued otherwise than to Holder:

 .......................................
Please print name and address


If AEGON N.V. elects the Cash Option, payment should be made in accordance with the following instructions:

Payment to: ...........................
Please print name and address

For Account: ..........................


Please print name and address of Holder

 .......................................

 .......................................

Signature Guarantee: ..................

207. Form of Parent Guarantee.

     Parent Guarantee

     For value received, the Parent Guarantor hereby unconditionally guarantees, to the Holder of the Security upon which this Parent Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, the Parent Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

     The Parent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of any invalidity, irregularity or unenforceability of this Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other guarantee of, all or of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor; provided, however, that notwithstanding the foregoing, no such release, amendment, waiver, consent or judgment shall, without the consent of the Parent Guarantor, increase the principal amount of such Security or increase the rate or rates of interest thereon, or increase any premium payable upon redemption thereof, or alter the stated maturity thereof or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof. The Parent Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Parent Guarantee; provided, however, that the Parent Guarantor receives prompt written notice of any failure by the Company to make any payment of principal, premium, if any, or interest or any sinking fund or analogous payment. The Parent Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Parent Guarantor to enforce this Parent Guarantee without first proceeding against the Company.

     No reference herein to the Indenture and no provision of this Parent Guarantee or of the Indenture shall alter or impair the guarantee of the Parent Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Parent Guarantee is endorsed.

     This Parent Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     [If applicable, insert relevant subordination language in accordance with Article Fourteen.]

     All terms used in this Parent Guarantee which are defined in the Indenture referred to in the Security upon which this Parent Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

     This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Parent Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

IN WITNESS WHEREOF, the Parent Guarantor has caused this Parent Guarantee to be duly executed.

Dated:


 ......................................

By....................................

Attest:

 ......................................

                                THE SECURITIES

301. Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     Each Company may issue Securities in one or more series. For each Security or series thereof, there shall be established in or pursuant to a Board Resolution by the Company issuing such Security or series thereof and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance thereof:

     (1) the issuer and title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

     (4) the date or dates, if any, on which the principal of any Securities of the series is payable;

     (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

     (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

     (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

     (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

     (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

     (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

     (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

     (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or
          Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

     (16) if applicable, that any Securities of the series shall be issuable in whole or in part in registered form, bearer form or in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

     (17) if the Securities of the series are Convertible Securities, the period or periods within which, the Conversion Price or Prices at which (and the adjustments to be made thereto, if otherwise than as provided in
          Section 1504) and the terms and conditions upon which the Convertible Securities of the series may be converted, in whole or in part, whether such conversion is mandatory, at the option of the Holders of the Convertible Securities of the series or at the option of AEGON N.V., whether the Common Shares issuable upon conversion will be New York Shares or Ordinary Shares or either New York Shares or Ordinary Shares at the option of the Holder or at the option of AEGON N.V., whether the Cash Option applies and the identity of any Conversion Agent for Convertible Securities of the series if other than or in addition to the Trustee;

     (18) any addition to or change in the Events of Default, including any grace periods, which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

     (19) if applicable, that the Securities of the series and, if applicable, the Parent Guarantee shall be subordinated in right of payment to Senior Debt as provided in Article Fourteen;

     (20) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

     (21) any other terms of the Security or series thereof (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities to be issued by AEGON Funding or AEGON Funding II shall have endorsed thereon a Parent Guarantee as provided in Section 205.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

302. Denominations.

     Unless otherwise set forth in a Board Resolution pursuant to Section 301, the Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

303. Execution, Authentication, Delivery and Dating.

     Securities shall be executed on behalf of the Company issuing such Securities by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, if applicable, having endorsed thereon the Parent Guarantee executed by the Parent Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, if applicable with the Parent Guarantee of the Parent Guarantor endorsed thereon, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities, if applicable with the Parent Guarantee of the Parent Guarantor endorsed thereon, as in this Indenture provided and not otherwise. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

     (1) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

     (2) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

     (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security or Parent Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Parent Guarantee endorsed thereon has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

304. Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and, if applicable, having endorsed thereon the Parent Guarantees substantially of the tenor of the definitive Parent Guarantees in lieu of which they are issued duly executed by the Parent Guarantor and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and, if applicable, the Parent Guarantees may determine, as evidenced by their execution of such Securities and, if applicable, Parent Guarantees.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, and, if applicable, having endorsed thereon Parent Guarantees executed by the Parent Guarantor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

305. Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Company may act as "Security Registrar" or appoint the Trustee or one or more agents to register and transfer Securities.

     Upon surrender for registration of transfer of any Security of a series at the office or agency of the Security Registrar in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, each such Security having endorsed, if applicable, thereon the Parent Guarantee of the Parent Guarantor.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, and, if applicable, having the Parent Guarantee of the Parent Guarantor endorsed thereon executed by the Parent Guarantor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Parent Guarantor shall execute the Parent Guarantee endorsed thereon, if applicable, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities and any Parent Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Parent Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Parent Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written

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

     instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless: (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

     (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee or the Security Registrar, the Company shall execute, if applicable the Parent Guarantor shall execute its Parent Guarantee endorsed thereon, and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and
      (ii) such security or indemnity as may be required by them to save each of them, if applicable the Parent Guarantor and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and, if applicable, the Parent Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and, if applicable, the Parent Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

307.  Payment of Interest; Interest Rights Preserved.

      Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

308.  Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company, the Parent Guarantor, if applicable, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section
      307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Parent Guarantor, if applicable, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

309.  Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

310.  Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                          SATISFACTION AND DISCHARGE

401.  Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1)  either:

           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

           (B) all such Securities not theretofore delivered to the Trustee for cancellation:

                (i)   have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

           and the Company, or, if applicable, the Parent Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company or, if applicable, the Parent Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Parent Guarantor; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614, the conversion rights, if any, of Holders of Outstanding Securities of such series and the Company's obligations, if any, under Article Fifteen and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

402.  Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   REMEDIES


501.  Events of Default.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days or such longer grace period as may be established therefor pursuant to Section 301; or

      (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity and continuance of such default for any grace period established therefor pursuant to Section 301; or

      (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for any grace period established therefor pursuant to Section 301; or

      (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company and the Parent Guarantor, if applicable, by the Trustee or to the Company and the Parent Guarantor, if applicable, and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or, if applicable, the Parent Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or, if applicable, the Parent Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or, if applicable, the Parent Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or, if applicable, the Parent Guarantor or of any substantial part of the property of the Company or, if applicable, the Parent Guarantor, or ordering the winding up or liquidation of the affairs of the Company or, if applicable, the Parent Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (6) the commencement by the Company or, if applicable, the Parent Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or, if applicable, the Parent Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or, if applicable, the Parent Guarantor or of any substantial part of the property of either of them, or the making by the Company or, if applicable, the Parent Guarantor of an assignment for the benefit of creditors, or the admission by either the Company or, if applicable, the Parent Guarantor in writing of an inability to pay its debts generally as they become due, or the taking of corporate action by the Company or, if applicable, the Parent Guarantor in furtherance of any such action; or

      (7) any other Event of Default specified with respect to Securities of that series in a Board Resolution specified as contemplated by
           Section 301.

502.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

           (A)  all overdue interest on all Securities of that series,

           (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

           (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

           and:

      (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if:

      (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days or such longer grace period as may be established therefor pursuant to section 301, or

      (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for any grace period established therefor pursuant to
           Section 301,

      the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the

      Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

504.  Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company, the Parent Guarantor, if applicable, or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

505.  Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

506.  Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      First:   To the payment of all amounts due the Trustee under Section 607;

      SECOND:  Subject to Article Fourteen, to payment of Senior Debt;

      THIRD: Subject to Article Fourteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

      FOURTH:  To the Company.

507.  Limitation on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

      (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority aggregate in principal amount of the Outstanding Securities of that series;

      it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

508.  Unconditional Right of Holders to Receive Principal Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

509.  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

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

510.  Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
      Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

511.  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

512.  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

      (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

513.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

      (1) in the payment of the principal of or any premium or interest on any Security of such series, or

      (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

514.  Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, including reasonable attorneys' fees and expenses, in each case in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Parent Guarantor, if applicable.

515.  Waiver of Usury, Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  THE TRUSTEE

601.  Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

602.  Notice of Defaults.

      If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

603.  Certain Rights of Trustee.

      Subject to the provisions of Section 601:

      (1) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(4) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, personally or by agent or attorney, the books, records and premises of the Company during normal business hours on a business day with reasonable prior notice at the reasonable expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation, unless such liability shall be determined to have arisen from its gross negligence, bad faith or willful misconduct, provided that the Trustee shall not be entitled to such information which the Company is prevented from disclosing as a matter of law or contract;

(7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

(10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

604.  Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities and the Parent Guarantees endorsed thereon, if any, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Parent Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of the Parent Guarantees endorsed thereon, if any. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

605.  May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

606.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Parent Guarantor, if applicable.

607.  Compensation and Reimbursement.

      Each of the Company and the Parent Guarantor, jointly and severally, agrees:

      (1) to pay to the Trustee as agreed upon in writing from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined to have been caused by its own negligence, bad faith or willful misconduct; and

      (3) to indemnify fully the Trustee (and any predecessor Trustee) for, and to hold it harmless against, any and all loss, liability, claim, damage or expense (including reasonable attorneys' fees and expenses) incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

608.  Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under any existing indentures in effect between the Company and the Trustee, if applicable.

609.  Corporate Trustee Required; Eligibility.

      There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, the City of New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

610.  Resignation and Removal; Appointment of Successor.

      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and, if applicable, the Parent Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and, if applicable, the Parent Guarantor. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days following such removal, the Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      If at any time:

      (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Parent Guarantor, if applicable, and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
      106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

611.  Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the Parent Guarantor, if applicable, or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Parent Guarantor, if applicable, the retiring

      Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or the Parent Guarantor, if applicable, or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      Upon request of any such successor Trustee, the Company and, if applicable, the Parent Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

612.  Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In the event that any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

613.  Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company, the Parent Guarantor, if applicable, or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Parent Guarantor, if applicable, or any such other obligor.

614.  Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Parent Guarantor, if applicable. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Parent Guarantor, if applicable. Upon receiving such a notice of resignation or upon such a termination, or in the event that such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section at any time, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

,,........................................,
As Trustee



By......................................,
As Authenticating Agent



By........................................
Authorized Officer



               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

701.  Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (1) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding January 15 or July 15, as the case may be; and

      (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

      excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

702.  Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Parent Guarantor, if applicable, and the Trustee that neither the Company, the Parent Guarantor, if applicable, nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

703.  Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than June 15 in each calendar year following the date hereof, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, with the Company and, if applicable, the Parent Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange or delisted therefrom.

704.  Reports by Company.

      The Company and, if applicable, the Parent Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, if any, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
      Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

801. Company or, if Applicable, Parent Guarantor May Consolidate, Etc., Only on Certain Terms.

      Each of the Parent Guarantor, if applicable, and the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

      (1) if applicable, in case the Parent Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Parent Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Parent Guarantor substantially as an entirety (for purposes of this Article Eight, a "Successor Parent") shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, in

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

           form reasonably satisfactory to the Trustee, the Parent Guarantor's obligations under this Indenture and the performance or observance of every covenant of this Indenture on the part of the Parent Guarantor to be performed or observed; and

      (2) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (for purposes of this Article Eight, a "Successor Company") shall (a) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and (b) if any such Person is incorporated under the laws of any jurisdiction other than The Netherlands, agree to pay any Additional Amounts with respect to the Securities; and

      (3) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company, or, if applicable, the Parent Guarantor or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

802.  Successor Substituted.

      Upon any consolidation of the Parent Guarantor, if applicable, or the Company with, or merger of the Parent Guarantor, if applicable, or the Company into, any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Parent Guarantor, if applicable, or the Company as an entirety in accordance with Section 801, the Successor Parent or the Successor Company, as the case may be, shall succeed to and be substituted for, and may exercise every right and power of, the Parent Guarantor, if applicable, or the Company under this Indenture with the same effect as if such Successor Person had been named as the Parent Guarantor, if applicable, or the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Parent Guarantees, if applicable, as the case may be.

                            SUPPLEMENTAL INDENTURES

901.  Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company and the Parent Guarantor, when authorized by respective Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

      (2) to evidence the succession of another Person to the Parent Guarantor, if applicable, and the assumption by any such successor of the covenants of the Parent Guarantor herein and in the Parent Guarantees; or

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

      (3) to add to the covenants of the Company or the Parent Guarantor, if applicable, for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Parent Guarantor; or

      (4) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

      (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

      (6) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

      (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

      (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

      (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture or any supplemental Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

902.  Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Parent Guarantor, if applicable, and the Trustee, the Company and, if applicable, the Parent Guarantor, when authorized by respective Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holder, or

      (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(6).

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

903.  Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee may receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

904.  Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

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

905.   Conformity with Trust Indenture Act.

       Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

906.   Reference in Securities to Supplemental Indentures.

       Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Parent Guarantor, if applicable, shall so determine, new Securities and the Parent Guarantees, if applicable, endorsed thereon of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   COVENANTS

1001.  Payment of Principal, Premium and Interest.

       The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

1002.  Maintenance of Office or Agency.

       So long as the Securities remain Outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Convertible Securities may be presented for conversion into shares, if applicable (hereinafter the "Conversion Agent", which term shall include any additional Conversion Agents as may be appointed by the Company), and where notices and demands to or upon the Company and the Parent Guarantor in respect of the Securities of that series, and any Parent Guarantee, if applicable, endorsed on the Securities and this Indenture may be served. The Company will give written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

       The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall relieve the Company or, if applicable, the Parent Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company or the Parent Guarantor, as the case may be, will give written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

1003.  Money for Securities Payments to Be Held in Trust; Paying Agent.

       If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons

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

       entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

       Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

       The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will
       (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

       The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such money.

       Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

1004.  Statement by Officers as to Default.

       The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Article and whether an Event of Default has occurred and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee, as soon as possible and in any event within 10 business days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth details of such Event of Default or default and actions which the Company proposes to take with respect thereto.

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

1005.  Existence.

       Subject to Article Eight, each of the Company and, if applicable, the Parent Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its and their corporate existence.

1006.  Payments of Additional Amounts.

       All payments in respect of the Securities, including without limitation, payments of principal interest, if any, and premium, if any, shall be made by the Company, or by the Parent Guarantor, if applicable, without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of The Netherlands or the United States or any authority thereof (respectively, a "Netherlands Tax" and an "United States Tax"). In the event any such Netherlands Tax and United States Tax is so imposed or established, the Company or the Parent Guarantor shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Netherlands Tax and United States Tax shall equal the respective amounts of principal, interest if any, and premium, if any, which would have been receivable in respect of the Security in the absence of such payment, withholding or deduction; provided, however, that (a) the amounts with respect to the Netherlands Tax shall be payable only to Holders that are not residents in The Netherlands for purposes of its tax; and (b) amount with respect to United States Tax shall be payable only to a Holder that is, for United States tax purposes, a nonresident alien individual, a foreign corporation, or an estate or trust not subject to tax on a net income basis with respect to income on the Securities (a "United States Alien"); and provided further, that the issuer or guarantor shall not be required to make any payment of Additional Amounts for or account of:

       (1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) and The Netherlands or the United States (in the case of a Netherlands Tax or a United States Tax, respectively), or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

       (2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

       (3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of or any premium or interest on the Securities;

       (4) with respect to any United States Tax, any such tax imposed by reason of the Holder's past or present status as a personal holding company, foreign personal holding company or foreign private foundation or similar tax-exempt organization with respect to the United States or as a corporation which accumulates earnings to avoid United States Federal income tax;

       (5) with respect to any United States Tax, any such Tax imposed by reason of such Holder's past or present status as (i) the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of AEGON Funding or AEGON Funding II or (ii) a controlled foreign corporation that is related to AEGON Funding or AEGON Funding II through stock ownership;

       (6) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, premium, if any, or any interest on, any Security, if such payment can be made without such withholding by any other paying agent;

       (7) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a declaration of nonresidence or other similar claim for exemption or presented any applicable form of certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including, with respect to any United States Tax, certification or documentation to the effect that such Holder or beneficial owner is a United States Alien and lacks other connections with the United States;

       (8) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of a Security (where presentations is required) for payment on the date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later; or

       (9)  any combination of items above;

       nor shall Additional Amounts be paid with respect to any payment of the principal of, premium, if any, or any interest on any Security to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amount had it been the Holder of the Security.

       Whenever in this Security or in the Indenture there is a reference, in any context, to the payment of the principal of interest, if any, on, or in respect of, any Security, such payment shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions hereof or thereof and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

1007.  Waiver of Certain Covenants.

       Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(20), 901(3) or 901(7) for the benefit of the Holders of such series or in any of Sections 1001 to 1006, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

1008.  Calculation of Original Issue Discount.

       Upon the written request of the Trustee, the Company shall provide to the Trustee on a timely basis such information as the Trustee reasonably requires to enable the Trustee to prepare and file any form required to be submitted by the Company to the Internal Revenue Service and the Holders of the Securities relating to original issue discount.

1009.  Limitation on Liens

       The provisions of this Section shall be applicable only to the Securities of any series that is designated, as contemplated by Section 301, as a series for the benefit of which this Section shall apply.

       So long as any of the Securities to which this Section applies remain Outstanding, no Indebtedness in respect of borrowed moneys having an original maturity of more than two years, in each case now or hereafter existing, shall be secured by the Company or its Subsidiaries or by the Parent Guarantor or its Subsidiaries, if applicable, upon any of the present or future assets or revenues of the Company or any of its Subsidiaries or the Parent Guarantor or any of its Subsidiaries, if applicable, unless it shall, simultaneously with or prior to the creation of such security, effectively provide that the same or equal and ratable security (or other security acceptable to the Trustee) is accorded to all such Securities for so long as such Indebtedness is so secured, except that the foregoing shall not apply to (i) security created over any shares in, assets of or securities owned by any Subsidiaries that are not principally engaged in the business of life insurance and that do not contribute more than 10% of AEGON N.V.'s total aggregate consolidated gross premium income as indicated on AEGON N.V.'s most recent annual audited consolidated income statement, (ii) security created in the normal course of the insurance business carried on in a manner consistent with generally accepted insurance practice for such insurance business,
       (iii) security or preference arising by operation of any law, (iv) security over real property to secure borrowings to finance the purchase or improvement of such real property, (v) security over assets existing at the time of acquisition thereof, and (vi) security not otherwise permitted by the foregoing clauses securing borrowed money in an aggregate principal amount not exceeding 50% of AEGON N.V.'s total aggregate consolidated Indebtedness with an original maturity of more than two years.

                           REDEMPTION OF SECURITIES

1101.  Applicability of Article.

       Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

1102.  Election to Redeem; Notice to Trustee.

       The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or Company Order or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, not more than 60 nor less than 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

1103.  Selection by Trustee of Securities to Be Redeemed.

       If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

       The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

       The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

       For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

1104.  Notice of Redemption.

       Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his last address appearing in the Security Register. Any notice which is mailed in the manner provided herein shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give notice by mail, or any defect in the notice to the Holder of any security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other security of such series.

       All notices of redemption shall state:

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       (1)  the Redemption Date,

       (2)  the Redemption Price and premium, if any,

       (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

       (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

       (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price,

       (6) if the Securities of such series are Convertible Securities convertible at the option of the Holder into Common Shares, the Conversion Price, the place or places of conversion, whether or not AEGON N.V. may elect to exercise its Cash Option, if applicable, that, unless otherwise provided pursuant to Section 301 for Convertible Securities of such series, Convertible Securities called for redemption may be converted at any time before the close of business on the fifth Business Day prior to the Redemption Date and if not converted prior to the close of business on such date, the right of conversion will be lost and that Holders who want to convert Convertible Securities must satisfy the requirements set forth in the terms thereof,

       (7)  that the redemption is for a sinking fund, if such is the case, and

       (8)  applicable CUSIP numbers.

       Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

1105.  Deposit of Redemption Price.

       Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

1106.  Securities Payable on Redemption Date.

       Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as

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       such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

       If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate and in the manner prescribed therefor in the Security.

1107.  Securities Redeemed in Part.

       Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

1108.  Conversion Arrangement on Call for Redemption.

       If in connection with any redemption of Securities of any series with respect to which the Holders have the right to convert such Securities into Common Shares, the Holders thereof do not elect to convert such Securities, the Company may arrange for the purchase and conversion of such Securities by an agreement with one or more investment banking firms or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, not later than the close of three Business Days prior to the Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers to the Trustee in trust for the Holders. If such an agreement is made, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed to the fullest extent permitted by law, to have been acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Fifteen) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment by the purchasers as specified above. The Trustee shall hold and dispose of any such amount paid to it in the same manner as it would moneys deposited with it by the Company for the redemption of the Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

1109.  Redemption for Tax Reasons.

       If at any time subsequent to the issuance of Securities of any series as a result of any change in, or amendment to, the laws or regulations or rulings of The Netherlands or the United States or any other nation or government or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any regulations or rulings or any amendment to or change in the application or official interpretation of such laws, regulations or rulings, the Company, or the Parent Guarantor, as the case may be, becomes, or will become, obligated to pay any Additional Amounts and such obligations cannot be avoided by the Company or, if applicable, the Parent Guarantor taking reasonable measures

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       available to it, the Securities of any such series shall be redeemable as a whole (but not in part), at the option of the Company or, if applicable, the Parent Guarantor, at any time upon not less than 30 nor more than 60 days' notice given to the Holders at the principal amount of such Securities together with accrued interest thereon (of, if any such Securities are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to the date fixed for redemption (the "Tax Redemption Date").
       The Company or the Parent Guarantor, if applicable, will also pay to the Holders of Securities of such series on the Tax Redemption Date any Additional Amounts which would otherwise be payable. In order to effect a redemption of Securities of this series as described in this paragraph, the Company or the Parent Guarantor, if applicable, shall deliver to the Trustee not more than 60 nor less than 30 days prior to the Tax
       Redemption Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing selected by the Company to the effect that the Company or the Parent Guarantor, as the case may be, has or will become obligated to pay Additional Amounts as a result of such change or amendment. The notice shall additionally specify the Tax Redemption Date. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Company or the Parent Guarantor in such notice and shall be under no duty to check the accuracy or completeness thereof.

                                 SINKING FUNDS

1201.  Applicability of Article.

       The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

       The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

1202.  Satisfaction of Sinking Fund Payments with Securities.

       The Company: (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities and (3) may apply as a credit Securities of such series that have been surrendered to the Company for conversion, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

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1203.  Redemption of Securities for Sinking Fund.

       Not less than 45 days prior to each sinking fund payment date for any Securities, the Company shall deliver to the Trustee or written statement specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202, and shall also deliver to the Trustee any Securities to be so delivered. Not less than 15 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107. Failure of the Company, on or before any such sixtieth day, to deliver such written statement and Securities specified in this Section 1203, if any, shall not constitute a default, but shall constitute, on and as of such date, the irrevocable election if the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided for by the terms of the Securities.

                      DEFEASANCE AND COVENANT DEFEASANCE

1301.  Company's Option to Effect Defeasance or Covenant Defeasance.

       The Company may elect, at its option at any time, to have Section 1302 or
       Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article Thirteen. Any such election shall be evidenced by a Board Resolution or a Company Order or in another manner specified as contemplated by Section 301 for such Securities.

1302.  Defeasance and Discharge.

       Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and, if applicable, the provisions of Article Fourteen shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, (4) the conversion rights, if any, of Holders of Outstanding Securities of such series and the Company's obligations, if any, with respect thereto under Article Fifteen and (5) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have

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

       this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

1303.  Covenant Defeasance.

       Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under any covenants provided pursuant to Section 301(20), 901(3) or 901(7) for the benefit of the Holders of such Securities, (2) the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provided pursuant to Section 301(20), 901(3) or 901(7) and 501(7) shall be deemed not to be or result in an Event of Default and (3) the provisions of Article Fourteen, if applicable, shall cease to be effective, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)) or Article Fourteen, if applicable, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

1304.  Conditions to Defeasance or Covenant Defeasance.

       The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be:

       (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government

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          Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

     (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

     (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

     (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Section 501(5), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

     (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

     (9) If Article Fourteen is applicable to such Securities, at the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Debt shall have occurred and be continuing, (B) no event of default with respect to any Senior Debt shall have resulted in such Senior Debt becoming, and continuing to be,

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           due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Debt has been made or duly provided for), and (C) no other event of default with respect to any Senior Debt shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Debt (or a trustee on behalf of such holders) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable.

      (10) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

1305. Deposited Money and U.S. Government Obligations to Be Held in Trust;
      Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Fourteen.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

      Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

1306. Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company

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      shall be subrogated to the rights (if any) of the Holders of such
      Securities to receive such payment from the money so held in trust.

                          SUBORDINATION OF SECURITIES

1401. Applicability of Article.

      The provisions of this Article shall be applicable to the Securities of any series and, if applicable, to any Parent Guarantee specified as subordinated as contemplated by Section 301 for Securities of such series.

1402. Securities and, if applicable, Parent Guarantee Subordinate to Senior
      Debt.

      The Company, and if applicable the Parent Guarantor, covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

1403. Payment Over of Proceeds Upon Dissolution, Etc.

      In the event of (a) any insolvency or bankruptcy, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, or, if applicable, to the Parent Guarantor, (b) any liquidation, dissolution or other winding up of the Company or, if applicable, the Parent Guarantor whether voluntary or involuntary, or (c) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or, if applicable, the Parent Guarantor, then and in any such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or U.S. Government Obligations before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, including any payment in respect of the Parent Guarantee, and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or, if applicable, the Parent Guarantor being subordinated to the payment of the Securities or, if applicable, the Parent Guarantee, which may be payable or deliverable in respect of the Securities or, if applicable, the Parent Guarantee in any such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution or other winding up event.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company or, if applicable, the Parent Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities or, if applicable, the Parent Guarantee, before all Senior Debt is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the

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      Company or, if applicable, the Parent Guarantor for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

      For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of equity of the Company or, if applicable, the Parent Guarantor as reorganized or readjusted, or securities of the Company or, if applicable, the Parent Guarantor or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Debt which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities or, if applicable, the Parent Guarantee are so subordinated as provided in this Article. The consolidation of the Company or, if applicable, the Parent Guarantor with, or the merger of the Company or, if applicable, the Parent Guarantor into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or, if applicable, the Parent Guarantor for the purposes of this Section if the Person formed by such consolidation or into which the Company or, if applicable, the Parent Guarantor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

1404. Prior Payment to Senior Debt Upon Acceleration of Securities.

      In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of such Senior Debt , or provision shall be made for such payment in cash or U.S. Government Obligations, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company or, if applicable, the Parent Guarantor being subordinated to the payment of the Securities or, if applicable, the Parent Guarantee) by the Company or, if applicable, the Parent Guarantor on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration or which have been converted pursuant to Article Fifteen.

      In the event that, notwithstanding the foregoing, the Company or, if applicable, the Parent Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or, if applicable, the Parent Guarantor.

      The provisions of this Section shall not apply to any payment with respect to which Section 1403 would be applicable.

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1405. No Payment When Senior Debt in Default.

      (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or (b) in the event any judicial proceeding shall be pending with respect to any such default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company or, if applicable, the Parent Guarantor being subordinated to the payment of the Securities or, if applicable, the Parent Guarantee) shall be made by the Company or, if applicable, the Parent Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise) prior to such default or which have been converted pursuant to Article Fifteen.

      In the event that, notwithstanding the foregoing, the Company or, if applicable, the Parent Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company or, if applicable, the Parent Guarantor.

      The provisions of this Section shall not apply to any payment with respect to which Section 1403 would be applicable.

1406. Payment Permitted If No Default.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company or, if applicable, the Parent Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or, if applicable, the Parent Guarantor referred to in Section 1403 or under the conditions described in Section 1404 or 1405, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

1407. Subrogation to Rights of Holders of Senior Debt.

      Subject to the payment in full of all Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company or, if applicable, the Parent Guarantor, its creditors other than holders of

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

      Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company or, if applicable, the Parent Guarantor to or on account of the Senior Debt.

1408. Provisions Solely to Define Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company or, if applicable, the Parent Guarantor, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company or, if applicable, the Parent Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or, if applicable, the Parent Guarantor of the Holders of the Securities and creditors of the Company or, if applicable, the Parent Guarantor other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

1409. Trustee to Effectuate Subordination.

      Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

1410. No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or, if applicable, the Parent Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or, if applicable, the Parent Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or, if applicable, the Parent Guarantor and any other Person.

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1411. Notice to Trustee

      The Company or, if applicable, the Parent Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or, if applicable, the Parent Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities or, if applicable, the Parent Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or, if applicable, the Parent Guarantee, unless and until the Trustee shall have received written notice thereof from the Company or, if applicable, the Parent Guarantor or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist.

      Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

1412. Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of the Company or, if applicable, the Parent Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company or, if applicable, the Parent Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

1413. Trustee Not Fiduciary for Holders of Senior Debt.

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or, if applicable, the Parent Guarantor or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

1414. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's
      Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any

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

      other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

1415. Article Applicable to Paying Agents.

      In the event that, at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1414 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

1416. Certain Conversions Deemed Payment.

      For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Fifteen shall not be deemed to constitute a payment or distribution on account of the principal of or any premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any equity securities of any class of AEGON N.V. and (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company or, if applicable, the Parent Guarantor, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Fifteen.

                     CONVERSION OF CONVERTIBLE SECURITIES

1501. Applicability of Article.

      The provisions of this Article shall be applicable to any series of Securities of AEGON N.V. designated as "convertible" or "exchangeable" pursuant to Section 301 (for the purposes of this Article, "Convertible Securities"). For purposes of this Indenture, "convertible" shall mean convertible or exchangeable, as the case may be, and "convert," "conversion" and words of like import shall mean convert or exchange, conversion or exchange and words of like import.

1502. Conversion of Convertible Securities.

      In connection with Convertible Securities of any series that are convertible into Common Shares, each such Convertible Security (or any portion thereof which is, unless otherwise specified as contemplated by
      Section 301 for Convertible Securities of any series, $1,000 or an integral multiple thereof) shall be convertible into Common Shares in accordance with the terms of Convertible Securities of such series and (except as otherwise specified pursuant to

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       Section 301 for Convertible Securities of such series) in accordance with this Article Fifteen at any time until 11:59 p.m. New York time on the fifth Business Day preceding the maturity date of the Convertible Securities of such series or in case such Convertible Security shall have been called for redemption, then in respect of such Convertible Security until (unless AEGON N.V. shall default in payment due upon the redemption thereof) 11:59 p.m. New York time on the fifth Business Day preceding the date fixed for redemption, unless otherwise specified as contemplated by
       Section 301 for Convertible Securities of such series.

       The initial Conversion Price at which a Convertible Security of any series is convertible shall be set forth in or established pursuant to a Board Resolution, Company Order or supplemental indenture, as contemplated by Section 301.

       Any such Convertible Security that is convertible at the option of the Holder thereof shall be so converted upon surrender to the Trustee or the Conversion Agent for surrender to AEGON N.V. in accordance with the instructions on file with the Trustee and the Conversion Agent, at any time specified for such series as contemplated by Section 301 at the office or agency to be maintained by AEGON N.V. in accordance with the provisions of Section 1002, accompanied by a written notice of election to convert as provided in Section 1503 and, if so required by AEGON N.V., by a written instrument or instruments of transfer in form satisfactory to AEGON N.V. and the Conversion Agent duly executed by the Holder or his attorney duly authorized in writing. Any such Convertible Security that is convertible otherwise than at the option of the Holder thereof shall be so converted as specified pursuant to Section 301 for Convertible Securities of such series. AEGON N.V. covenants to effect such conversion by procuring the issuance of Common Shares or, if applicable, the Cash Option Amount, and payment of cash in lieu of fractional shares in exchange for and in consideration of delivery to them of the Convertible Securities. For convenience, the conversion of principal of any Convertible Security or Convertible Securities pursuant to this Article Fifteen is hereinafter sometimes referred to as the conversion of such Convertible Security or Convertible Securities. All Convertible Securities surrendered for conversion shall, if surrendered to AEGON N.V. or the Conversion Agent, be delivered to the Trustee for cancellation and canceled by it as provided in Section 306 (except as otherwise provided therein). Any Convertible Security surrendered for conversion shall not thereafter be convertible.

1503.  Issuance of Common Shares on Conversion.

       Unless AEGON N.V. elects to exercise its Cash Option, if any, specified pursuant to Section 301 with respect to any series of Convertible Securities, as promptly as practicable after the surrender as herein provided of any Convertible Security or Convertible Securities for conversion, AEGON N.V shall deliver or cause to be delivered to or upon the written order of the Holder of the Convertible Security or Convertible Securities so surrendered the number of duly authorized, validly issued, fully paid and nonassessable Common Shares into which such Convertible Security or Convertible Securities may be converted in accordance with the provisions of this Article Fifteen (such Common Shares being referred to in this Article Fifteen as the "Conversion Shares"). If AEGON N.V. elects to exercise its Cash Option, if any, it shall comply with the provisions of Section 1509. Prior to delivery of such Conversion Shares upon conversion of a Convertible Security at the option of a Holder, AEGON N.V. shall require a written notice, which shall be substantially in the Form of Election to Convert as provided for in Section 206, to be delivered to its office or agency from the Holder of the Convertible Security or Convertible Securities so surrendered stating that the Holder irrevocably elects to convert such Convertible Security or Convertible Securities for Common Shares, as specified in such notice. Such conversion notice once given shall be irrevocable and may not be withdrawn without the consent in writing of AEGON N.V.. AEGON N.V. or any Conversion Agent on its behalf, may reject any incomplete or incorrect conversion notice.

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       All costs and expenses incurred or caused by an incomplete or incorrect notice shall be for the account of the relevant Holder.

       Such conversion shall be deemed to have been made at the close of business on the Conversion Date, and the rights of the Holder of such Convertible Security as a Holder shall cease at such time. The Person or Persons entitled to receive the Conversion Shares upon conversion of such Convertible Security or Convertible Securities shall be treated for all purposes as having become the holder or holders of such Conversion Shares at such time and such conversion shall be at the Conversion Price for such series of Convertible Securities in effect at such time. For the purposes of this Article, the conversion date (the "Conversion Date") shall be the date on which the Convertible Securities shall have been duly surrendered for conversion and the duly signed and completed conversion notice shall have been delivered in accordance with the terms of this Article.

       Upon conversion of any Convertible Security which is converted in part only, AEGON N.V. shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof a new Security or Security of authorized denominations in a principal amount equal to the unconverted portion of such Convertible Security.

1504.  No Adjustment for Interest or Dividends.

       No payment or adjustment in respect of interest on the Convertible Securities or dividends on the Conversion Shares shall be made upon the conversion of any Convertible Security or Convertible Securities; provided, however, that if a Convertible Security or Convertible Securities or any portion thereof shall be converted subsequent to any record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Convertible Security is registered at the close of business on such record date and Convertible Securities surrendered for conversion during the period from the close of business on any record date to the opening of business on the corresponding interest payment date must be accompanied by payment of any amount equal to the interest payable on such interest payment date.

1505.  Adjustment of Conversion Price.

       Except as may otherwise be established pursuant to Section 301 with respect to a particular series of Convertible Securities, the Conversion Price in effect at any time for any series of Convertible Securities that is convertible into Common Shares shall be subject to adjustment as follows:

       (a) If AEGON N.V. shall, after the original issue date of such series of Convertible Securities, (i) pay a dividend or make a distribution on its Common Shares in the form of Common Shares (other than a dividend or distribution that permits the recipient to elect between cash and Common Shares), (ii) split its outstanding Common Shares into a greater number of Common Shares or (iii) consolidate its outstanding Common Shares into a lesser number of Common Shares, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                       P x X
                                   A = -----
                                         Y

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          where:

          "A" shall mean the adjusted Conversion Price;

          "P" shall mean the Conversion Price prior to the adjustment;

          "X" shall mean the number of Common Shares outstanding immediately prior to the happening of the relevant event; and

          "Y" shall mean the number of Common Shares outstanding immediately after the happening of the relevant event.

     (b) If AEGON N.V. shall, after the original issue date of such Convertible Securities, issue to all or substantially all holders of Common Shares, any rights to purchase or subscribe for Common Shares or other securities which are convertible into Common Shares or warrants or other rights to purchase or subscribe for Common Shares; and the purchase, subscription, conversion or other issue price per Common Share (taking into account the consideration, if any, received by AEGON N.V.) is below the Market Price on the date of announcement of such issuance, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                     P x (S + f)
                                 A = -----------
                                       (S + a)

          where:

          "A" and "P" shall have the same meanings as in paragraph (a) of this
          Section 1504;

          "S" shall mean the number of Common Shares outstanding on the date of the announcement of such event;

          "f" shall mean the number of additional Common Shares which the aggregate purchase, subscription, conversion or other price (taking into account the consideration, if any, received by AEGON N.V.) would purchase at the Market Price; and

          "a" shall mean the number of additional Common Shares which are issued or are initially issuable pursuant to the other securities or rights that are the subject of the issue.

     (c) In case AEGON N.V. shall issue or distribute, as the case may be, after the original issue date of such series of Convertible Securities, to all or substantially all holders of Common Shares any securities (other than as described in paragraph (a) or (b) above) or assets (other than cash dividends or dividends in kind in accordance with applicable laws) in each case declared and paid other than in the ordinary course of AEGON N.V.'s operations (other than as described in paragraph (a) or (b) above) or any rights to acquire such securities or assets, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

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

                                    P x (M - d)
                                A = -----------
                                         M

          where:

          "A" and "P" shall have the same meanings as in paragraph (a) of this
          Section 1504;

          "M" shall mean the Market Price on the date on which such issue or distribution, as the case may be, shall be made; and

          "d" shall mean the fair market value (as determined by the Board of Directors which determination shall be conclusive as of the date on which such issue or distribution, as the case may be, shall be made) of such portion of securities or assets or rights to acquire any of the foregoing as is attributable to one Common Share.

     (d) If AEGON N.V. determines that an adjustment should be made to the Conversion Price, AEGON N.V. shall, if the effect of the adjustment is to reduce the Conversion Price, make such adjustments as it determines is fair and reasonable.

     (e) Notwithstanding anything in this Section 1504 to the contrary, the Conversion Price may not be reduced so that, on conversion, Common Shares would be issued at a discount to their par value

     (f) Except as otherwise may be specified for any series of Convertible Securities pursuant to Section 301, all calculations under this
          Section 1504 shall be made to the nearest cent or to the nearest one-hundredth of a Common Share, as the case may be. If any doubt shall arise as to the appropriate adjustment to the Conversion Price, a certificate of the auditors of AEGON N.V. at the time shall be conclusive and binding on all concerned save in the case of manifest error.

     (g) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this paragraph are not required to be made and any amount by which the Conversion Price shall be rounded shall be carried forward and taken into account in any subsequent adjustment.

     (h) No adjustment in the Conversion Price shall be required for a change in the par value of the Common Shares.

     (i) Notwithstanding anything herein to the contrary, no adjustment will be made to the Conversion Price where Common Shares or other securities or options, warrants or other rights to subscribe for or purchase Common Shares or other securities are issued to employees, consultants, producers, agents, dealers or marketers (including directors) of AEGON N.V. or of any Subsidiary or associated company of AEGON N.V. pursuant to any share option or share award programs or similar arrangements for any such persons.

     (j) If a Conversion Date shall fall prior to the Effective Date of an event requiring adjustment of the Conversion Price in circumstances where the delivery of Common Shares in respect of the exercise of the relevant conversion right falls on or after such Effective Date, AEGON N.V. shall issue to the relevant Holder such additional number of Common Shares to which such Holder would have been entitled had the relevant Conversion Date fallen immediately following such Effective Date.

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       (k)  Whenever the Conversion Price of any series is adjusted, as herein provided, AEGON N.V. shall promptly file with the Trustee and with the Conversion Agent an Officer's Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of Convertible Securities desiring to inspect the same. The Trustee, at the expense of AEGON N.V., shall cause written notice setting forth the adjusted Conversion Price to be provided to each Holder of Convertible Securities of such series.

1506.  No Fractional Conversion Shares To Be Issued.

       No fractional Conversion Shares shall be issued upon conversions of Convertible Securities. If more than one Convertible Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Convertible Securities of such series so surrendered. Instead of a fraction of a Conversion Share which would otherwise be issuable upon conversion of any Convertible Security or Convertible Securities (or specified portions thereof), AEGON N.V. shall pay a cash adjustment in respect of such fraction of a share in an amount equal to the same fractional interest of the Closing Price of Common Shares on the Stock Exchange Trading Day next preceding the day of conversion.

1507. Preservation of Conversion Rights upon Consolidation, Merger, Sale or Similar Event.

       In the event that AEGON N.V. shall be a party to (i) any consolidation of AEGON N.V. with, or merger of AEGON N.V. into, any other Person, any merger of another Person into AEGON N.V. (other than a consolidation or merger which does not result in a conversion or cancellation of outstanding Common Shares of AEGON N.V.) or (ii) any sale or transfer of assets of AEGON N.V. or similar event which, in any such case will result in a reclassification or change of the Common Shares (other than a change in the par or nominal value or by a split or consolidation of Common Shares), the corporation or Person formed by such consolidation or resulting from such merger or which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Convertible Security then Outstanding shall have the right thereafter to convert such Convertible Security into the kind and amount of Common Shares, other securities, cash and other assets receivable upon such consolidation, merger, sale or similar event by a holder of the number of Common Shares into which such Convertible Security might have been converted immediately prior to such consolidation, merger, sale or similar event. In any such event, the Conversion Price shall be appropriately allocated to such Common Shares, other securities cash or other assets. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen. Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares or other securities or property receivable by Holders of Convertible Securities upon the conversion of their Convertible Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and may accept the signing of such supplemental indenture by such corporation or Person as conclusive evidence of the correctness of any such provisions. The above provisions of this Section 1506 shall similarly apply to any successive consolidation, merger, sale or similar event.

1508. Covenant to Reserve Common Shares for Issuance on Conversion of Convertible Securities.

       AEGON N.V. covenants that it will at all times reserve and keep available, in the case of Convertible Securities of any series that are convertible into Common Shares, out of the aggregate of its authorized but unissued Common Shares and its issued Common Shares held in its treasury for the purpose of issue upon conversion of Convertible Securities as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all Outstanding Convertible Securities of such series. AEGON N.V. shall from time to time, in accordance with the laws of The Netherlands, increase the authorized amount of its Common Shares if at any time the aggregate of the authorized amount of its Common Shares remaining unissued and its issued shares of Common Shares held in its treasury shall not be sufficient to permit the conversion of all Convertible Securities of such series at the time Outstanding and currently convertible.

1509.  Exercise of Cash Option.

       Unless otherwise specified pursuant to Section 301, AEGON N.V. may elect to exercise a Cash Option with respect to each series of Convertible Securities. If AEGON N.V. elects to pay Holders of Convertible Securities a Cash Option Amount in lieu of delivering Common Shares pursuant to
       Section 1503 it shall (i). notify the Conversion Agent thereof and (ii) as promptly as practical, on or after the Conversion Date, cause the Cash Option Amount to be delivered to or upon the written order of the Holder in the manner specified in the conversion notice, as set forth in Section 206.

                               PARENT GUARANTEE

1601.  Parent Guarantee.

       The Parent Guarantor hereby fully and unconditionally guarantees, to each Holder of a Security issued by AEGON Funding, AEGON Funding II and authenticated and delivered by the Trustee, and to the Trustee for itself and on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest, if any, on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture and all other obligations of the Company under this Indenture. In case of the failure of the Company punctually to make any such payment, the Parent Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

       The Parent Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of any invalidity, irregularity or unenforceability of such Security or this Indenture, the absence of any action to enforce the same, any release or amendment or waiver of any term or any other guarantee of all or any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor, provided, however, that, notwithstanding the foregoing, no such release, amendment, waiver, consent or judgment shall, without the consent of the Parent Guarantor, increase the principal amount of such Security or increase the rate or rates or interest thereon, or increase any premium payable upon redemption thereof, or alter the stated maturity thereof or increase the principal amount or any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of maturity thereof. The Parent Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, protest or notice with respect to such Security or the debt evidenced thereby, and covenants that the Parent Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in the Parent Guarantee.; provided, however, that the Parent Guarantor receives prompt written notice of any failure by the Company to make any payment of principal, premium, if any, or interest or sinking fund or analogous payment, if any. The Parent Guarantor hereby agrees that, in the event of a default in payment of principal, premium, if any, or interest, if any, on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against the Parent Guarantor to enforce the Parent Guarantee without first proceeding against the Company.

       Each Parent Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

       Notwithstanding anything herein to the contrary, any Parent Guarantee related to any Security that is designated as subordinated shall be subordinated to the extent and in the manner provided in Article Fourteen.

1602.  Execution and Delivery of Parent Guarantees.

       The Parent Guarantee to be endorsed on the Securities shall include the terms of the Parent Guarantee set forth in Section 1601 and any other terms that may be set forth in the form established pursuant to Article Two. The Parent Guarantor hereby agrees to execute its Parent Guarantee, in the form established pursuant to Article Two, to be endorsed on each Security authenticated and delivered by the Trustee.

       The Parent Guarantees shall be executed on behalf of the Parent Guarantor by any one of the Parent Guarantor's Chairman of the Board, Vice Chairman of the Board, President or Vice Presidents, attested by its Secretary or any Assistant Secretary. The signature of any or all of these officers on the Parent Guarantee may be manual or facsimile.

       A Parent Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Parent Guarantor shall bind the Parent Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Parent Guarantee is endorsed or did not hold such offices at the date of such Parent Guarantee.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Parent Guarantee endorsed thereon on behalf of the Parent Guarantor. The Parent Guarantor agrees that its Parent Guarantee set forth in this Section 1601 shall remain in full force and effect notwithstanding any failure to endorse a Parent Guarantee on any Security.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


---------------------------                           --------------------------
AEGON N.V.                                            AEGON Funding Corp.

By: /s/ C.M. VAN KATWIJK                              By: /s/ C.M. VAN KATWIJK
    -----------------------                               ----------------------



---------------------------                           --------------------------
AEGON Funding Corp. II                                Citibank, N.A., as Trustee

By: /s/ C.M. VAN KATWIJK                              By: /s/ JOHN J. BYRNES
    -----------------------                               ----------------------

                               TABLE OF CONTENTS*

                                                                            Page
Definitions and Other Provisions of General Application                        1
101. Definitions...........................................................    1
     Act...................................................................    2
     Additional Amounts....................................................    2
     Affiliate.............................................................    2
     Authenticating Agent..................................................    2
     Average Price Per Share...............................................    2
     Board of Directors....................................................    3
     Board Resolution......................................................    3
     Business Day..........................................................    3
     Cash Dividend.........................................................    3
     Cash Option...........................................................    3
     Cash Option Amount....................................................    3
     Closing Price.........................................................    3
     Commission............................................................    3
     Common Shares.........................................................    3
     Company...............................................................    3
     Company Request; Company Order........................................    3
     Conversion Agent......................................................    3
     Conversion Date.......................................................    3
     Conversion Price......................................................    3
     Conversion Shares.....................................................    4
     Convertibel Securities................................................    4
     Corporate Trust Office................................................    4
     corporation...........................................................    4
     Covenant Defeasance...................................................    4
     Defaulted Interest....................................................    4
     Defeasance............................................................    4
     Depositary............................................................    4
     Effective Date........................................................    4
     Event of Default......................................................    4
     Exchange Act..........................................................    4
     Expiration Date.......................................................    4
     Global Security.......................................................    4
     Holder................................................................    4
     Indebtedness..........................................................    4
     Indenture.............................................................    4
     interest..............................................................    5
     Interest Payment Date.................................................    5
     Investment Company Act................................................    5
     Market Price..........................................................    5
     Maturity..............................................................    5
     Notice of Default.....................................................    5
     New York Shares.......................................................    5
     Officers' Certificate.................................................    5
     Opinion of Counsel....................................................    5
     Ordinary Shares.......................................................    5

__________________________________

*NOTE: This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

     Original Issue Discount Security......................................    5
     Outstanding...........................................................    5
     Parent Guarantee......................................................    6
     Paying Agent..........................................................    6
     Person................................................................    6
     Place of Payment......................................................    6
     Predecessor Security..................................................    7
     Redemption Date.......................................................    7
     Redemption Price......................................................    7
     Regular Record Date...................................................    7
     Responsible Officer...................................................    7
     Securities............................................................    7
     Securities Act........................................................    7
     Security Register.....................................................    7
     Senior Debt...........................................................    7
     Special Record Date...................................................    7
     Stated Maturity.......................................................    7
     Stock Exchange Trading Day............................................    7
     Subordinated Indebtedness.............................................    7
     Subsidiary............................................................    8
     Total Current Dividend................................................    8
     Trust Indenture Act...................................................    8
     Trustee...............................................................    8
     U.S. Government Obligation............................................    8
     Vice President........................................................    8
102. Compliance Certificates and Opinions..................................    8
103. Form of Documents Delivered to Trustee................................    9
104. Acts of Holders; Record Dates.........................................    9
105. Notices, Etc., to Trustee and Company.................................   11
106. Notice to Holders; Waiver.............................................   11
107. Conflict with Trust Indenture Act.....................................   12
108. Effect of Headings and Table of Contents..............................   12
109. Successors and Assigns................................................   12
110. Separability Clause...................................................   12
111. Benefits of Indenture.................................................   12
112. Governing Law.........................................................   12
113. Legal Holidays........................................................   12
114. Agent for Service; Submission to Jurisdiction; Waiver of Immunities...   12

Security Forms.............................................................   13
201. Forms Generally.......................................................   13
202. Form of Face of Security..............................................   13
203. Form of Reverse of Security...........................................   16
204. Form of Legend for Global Securities..................................   21
205. Form of Trustee's Certificate of Authentication.......................   21
206. Form of Election to Convert...........................................   21
207. Form of Parent Guarantee..............................................   23

The Securities.............................................................   24
301. Amount Unlimited; Issuable in Series..................................   24
302. Denominations.........................................................   27
303. Execution, Authentication, Delivery and Dating........................   27
304. Temporary Securities..................................................   28

305. Registration, Registration of Transfer and Exchange................................................  29
306. Mutilated, Destroyed, Lost and Stolen Securities...................................................  30
307. Payment of Interest; Interest Rights Preserved.....................................................  31
308. Persons Deemed Owners..............................................................................  32
309. Cancellation.......................................................................................  32
310. Computation of Interest............................................................................  33

Satisfaction and Discharge..............................................................................  33
401. Satisfaction and Discharge of Indenture............................................................  33
402. Application of Trust Money.........................................................................  34

Remedies................................................................................................  34
501. Events of Default..................................................................................  34
502. Acceleration of Maturity; Rescission and Annulment.................................................  35
503. Collection of Indebtedness and Suits for Enforcement by Trustee....................................  36
504. Trustee May File Proofs of Claim...................................................................  37
505. Trustee May Enforce Claims Without Possession of Securities........................................  37
506. Application of Money Collected.....................................................................  37
507. Limitation on Suits................................................................................  38
508. Unconditional Right of Holders to Receive Principal Premium and interest...........................  38
509. Restoration of Rights and Remedies.................................................................  38
510. Rights and Remedies Cumulative.....................................................................  39
511. Delay or Omission Not Waiver.......................................................................  39
512. Control by Holders.................................................................................  39
513. Waiver of Past Defaults............................................................................  39
514. Undertaking for Costs..............................................................................  40
515. Waiver of Usury, Stay or Extension Laws............................................................  40

The Trustee.............................................................................................  40
601. Certain Duties and Responsibilities................................................................  40
602. Notice of Defaults.................................................................................  40
603. Certain Rights of Trustee..........................................................................  40
604. Not Responsible for Recitals or Issuance of Securities.............................................  42
605. May Hold Securities................................................................................  42
606. Money Held in Trust................................................................................  42
607. Compensation and Reimbursement.....................................................................  42
608. Conflicting Interests..............................................................................  42
609. Corporate Trustee Required; Eligibility............................................................  43
610. Resignation and Removal; Appointment of Successor..................................................  43
611. Acceptance of Appointment by Successor.............................................................  44
612. Merger, Conversion, Consolidation or Succession to Business........................................  45
613. Preferential Collection of Claims Against Company..................................................  45
614. Appointment of Authenticating Agent................................................................  46

Holders' Lists and Reports by Trustee and Company.......................................................  47
701. Company to Furnish Trustee Names and Addresses of Holders..........................................  47
702. Preservation of Information; Communications to Holders.............................................  47
703. Reports by Trustee.................................................................................  48
704. Reports by Company.................................................................................  48

Consolidation, Merger, Conveyance, Transfer or Lease....................................................  48
801. Company or, if Applicable, Parent Guarantor and Company May Consolidate, Etc., Only on Certain
     Terms..............................................................................................  48

802.  Successor Substituted..............................................................................  49

Supplemental Indentures..................................................................................  49
901.  Supplemental Indentures Without Consent of Holders.................................................  49
902.  Supplemental Indentures With Consent of Holders....................................................  50
903.  Execution of Supplemental Indentures...............................................................  51
904.  Effect of Supplemental Indentures..................................................................  51
905.  Conformity with Trust Indenture Act................................................................  52
906.  Reference in Securities to Supplemental Indentures.................................................  52

Covenants................................................................................................  52
1001. Payment of Principal, Premium and Interest.........................................................  52
1002. Maintenance of Office or Agency....................................................................  52
1003. Money for Securities Payments to Be Held in Trust..................................................  52
1004. Statement by Officers as to Default................................................................  53
1005. Existence..........................................................................................  54
1006. Payments of Additional Amounts.....................................................................  54
1007. Waiver of Certain Covenants........................................................................  55
1008. Calculation of Original Issue Discount.............................................................  56
1009. Limitation on Liens................................................................................  56

Redemption of Securities.................................................................................  56
1101. Applicability of Article...........................................................................  56
1102. Election to Redeem; Notice to Trustee..............................................................  56
1103. Selection by Trustee of Securities to Be Redeemed..................................................  57
1104. Notice of Redemption...............................................................................  57
1105. Deposit of Redemption Price........................................................................  58
1106. Securities Payable on Redemption Date..............................................................  58
1107. Securities Redeemed in Part........................................................................  59
1108. Conversion Arrangement on Call for Redemption......................................................  59
1109. Redemption for Tax Reasons.........................................................................  59

Sinking Funds............................................................................................  60
1201. Applicability of Article...........................................................................  60
1202. Satisfaction of Sinking Fund Payments with Securities..............................................  60
1203. Redemption of Securities for Sinking Fund..........................................................  61

Defeasance and Covenant Defeasance.......................................................................  61
1301. Company's Option to Effect Defeasance or Covenant Defeasance.......................................  61
1302. Defeasance and Discharge...........................................................................  61
1303. Covenant Defeasance................................................................................  62
1304. Conditions to Defeasance or Covenant Defeasance....................................................  62
1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions......  64
1306. Reinstatement......................................................................................  64

Subordination of Securities..............................................................................  65
1401. Applicability of Article...........................................................................  65
1402. Securities and, if applicable, Parent Guarantee Subordinate to Senior Debt.........................  65
1403. Payment Over Proceeds Upon Dissolution, Etc........................................................  65
1404. Prior Payment to Senior Debt Upon Acceleration of Securities.......................................  66
1405. No Payment When Senior Debt in Default.............................................................  67
1406. Payment Permitted if No Default....................................................................  67
1407. Subrogation to Rights of Holders of Senior Debt....................................................  67

1408. Provisions Solely to Define Relative Rights........................................................  68
1409. Trustee to Effectuate Subordination................................................................  68
1410. No Waiver of Subordination Provisions..............................................................  68
1411. Notice to Trustee..................................................................................  69
1412. Reliance on Judicial Order or Certificate of Liquidating Agent.....................................  69
1413. Trustee Not Fiduciary for Holders of Senior Debt...................................................  69
1414. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.......................  69
1415. Article Applicable to Paying Agents................................................................  70
1416. Certain Conversions Deemed Payment.................................................................  70

Conversion of Convertible Securities.....................................................................  70
1501. Applicability of Article...........................................................................  70
1502. Conversion of Securities...........................................................................  70
1503. Issuance of Common Shares on Conversion............................................................  71
1504. No Adjustment for Interest or Dividends............................................................  72
1505. Adjustment of Conversion Price.....................................................................  72
1506. No Fractional Conversion Shares To Be Issued.......................................................  75
1507. Preservation of Conversion Rights upon Consolidation, Merger, Sale or Similar Event................  75
1508. Covenant to Reserve Common Shares for Issuance on Conversion of Securities.........................  76
1509. Exercise of Cash Option............................................................................  76

Parent Guarantee.........................................................................................  76
1601. Parent Guarantee...................................................................................  76
1602. Execution and Delivery of Parent Guarantees........................................................  77
SIGNATURES...............................................................................................  79

    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:



Trust Indenture
 Act Section                                                    Indenture Section

    (S) 310(a)(1)............................................       609
           (a)(2)............................................       609
           (a)(3)............................................    Not Applicable
           (a)(4)............................................    Not Applicable
           (b)   ............................................       608
                                                                    610
    (S) 311(a)   ............................................       613
           (b)   ............................................       613
    (S) 312(a)   ............................................       701
                                                                    702
           (b)   ............................................       702
           (c)   ............................................       702
    (S) 313(a)   ............................................       703
           (b)   ............................................       703
           (c)   ............................................       703
           (d)   ............................................       703
    (S) 314(a)   ............................................       704
           (a)(4)............................................       101
                                                                    1004
           (b)   ............................................    Not Applicable
           (c)(1)............................................       102
           (c)(2)............................................       102
           (c)(3)............................................    Not Applicable
           (d)   ............................................    Not Applicable
           (e)   ............................................       102
    (S) 315(a)   ............................................       601
           (b)   ............................................       602
           (c)   ............................................       601
           (d)   ............................................       601
           (e)   ............................................       514
    (S) 316(a)   ............................................       101
           (a)(1)(A).........................................       502
                                                                    512
           (a)(1)(B).........................................       513
           (a)(2)............................................    Not Applicable
           (b)   ............................................       508
           (c)   ............................................       104
    (S) 317(a)(1)............................................       503
           (a)(2)............................................       504
           (b)   ............................................       1003
    (S) 318(a)   ............................................       107

-------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture

                          Dated as of October 11, 2001





          AEGON N.V., AEGON Funding Corp. and AEGON Funding Corp. II



                                      and



                                 Citibank, N.A.



            ________________________________________________________



                                   INDENTURE


            _______________________________________________________

















                                 ALLEN & OVERY
                                    London
                                 ICM:544683.5